UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 17, 2010

LaBARGE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-05761	73-0574586
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9900 Clayton Road, St. Louis, Missouri		63124
(Address of principal executive offices)		(Zip Code)

(314) 997-0800
(Registrant's telephone number, including area code)

N/A
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act.

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

     On November 17, 2010, LaBarge, Inc. (the “Company”) held its Annual Meeting of Stockholders.

      At the meeting, Mr. Robert G. Clark and Mr. Jack E. Thomas, Jr. were elected as Class C directors, with terms expiring in 2013. The votes with respect to each nominee and with respect to the other matter voted on by shareholders at the meeting are set forth below:

Proposal No. 1:
		Withhold
	For	Authority to Vote	Non-Votes

Robert G. Clark	12,644,078	103,818	1,697,751
Jack E. Thomas, Jr.	12,440,100	307,796	1,697,751

Proposal No. 2:
	For	Against	Abstain

Ratification of KPMG LLP as Independent Registered Public Accountants	13,976,911	466,127	2,609

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2010

LaBARGE, INC.

By: /s/Donald H. Nonnenkamp

Name: Title:	Donald H. Nonnenkamp Vice President, Chief Financial Officer and Secretary